UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2021 (September 29, 2021)

1847 HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	333-193821	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 417-9800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

As previously disclosed, on September 30, 2020, 1847 Holdings LLC (the “Company”) executed a share designation establishing the Company’s series A senior convertible preferred shares, which was amended on November 20, 2020 and amended and restated on March 26, 2021 (as amended, the “Designation”).

On September 29, 2021, the Company, upon the written consent of the holders of a majority of the outstanding series A senior convertible preferred shares, including Leonite Capital LLC, executed amendment no. 1 to amended and restated share designation (the “Designation Amendment”) to amend certain terms of the Designation in accordance with the provisions thereof.

The Designation provided that the Company could redeem the series A senior convertible preferred shares in whole upon payment of a redemption fee. The Designation Amendment revised the terms of the redemption provision to provide that the Company may also redeem the series A senior convertible preferred shares in part upon the written consent of the holders of a majority of the outstanding series A senior convertible preferred shares, which majority must include Leonite Capital LLC so long as it holds any series A senior convertible preferred shares (the “Requisite Holders”), in the manner provided for in such written consent.

The Designation contained a provision regarding certain automatic adjustments to the stated dividend rate, stated value and conversion price (each as defined in the Designation), which would become effective automatically on the first, second and third anniversaries of the issuance of the series A senior convertible preferred shares. The Designation Amendment revised the terms of these adjustments to provide that such adjustments shall not be automatic and instead shall become effective if, but only if, the Requisite Holders provide the Company with at least ten (10) business days’ prior written notice.

The foregoing description of the Designation Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Designation Amendment filed as Exhibit 4.2 to this report, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
4.1	Amended and Restated Share Designation of Series A Senior Convertible Preferred Shares (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on April 1, 2021)
4.2	Amendment No. 1 to Amended and Restated Share Designation of Series A Senior Convertible Preferred Shares

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2021	1847 HOLDINGS LLC

/s/ Ellery W. Roberts
Name: Ellery W. Roberts
Title: Chief Executive Officer

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